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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 26, 2005

                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                    1-11657            36-4062333
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    (State or other jurisdiction        (Commission       (I.R.S. Employer
          of incorporation)            File Number)      Identification No.)

       P. O. Box 2353, Orlando, Florida                          32802
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   (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (407) 826-5050


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02

This information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 26, 2005, Tupperware Corporation issued an earnings release. A copy of the release is attached as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit 99.1 Press release of Tupperware Corporation dated July 26, 2005. Tupperware Announces Second Quarter EPS up 14% Including Improved U.S. Profitability

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Tupperware Corporation
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                                                   (Registrant)

July 26, 2005                                 By:  /s/Thomas M. Roehlk
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                                                   Thomas M. Roehlk
                                                   Senior Vice President,
                                                   General Counsel and Secretary